SNCR

Synchronoss Technologies, Inc.

COMMON STOCK
PAR VALUE $.0001

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 87157B 10 3

THIS IS TO CERTIFY THAT

IS THE OWNER OF

fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

TREASURER

SYNCHRONOSS TECHNOLOGIES, INC. 2000 DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY

SALES: J. NAPOLITANO 212-269-0339X2

/ ETHER 7 / LIVE JOBS / S / SYNCHRONOSS 23603 FC

PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
PROOF OF MAY 31, 2006
SYNCHRONOSS TECHNOLOGIES, INC.
TSB 23603 FC

Operator: Ron

Rev. 2

Colors Selected for Printing: Logo prints in PMS2935 and Black. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

STOCK CERTIFICATE CUSIP: 87157B 10 3

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	__________________Custodian__________________
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act_________________________________________
(State)

			UNIF TRF MIN ACT—	_____________Custodian (until age_____________)
(Cust)
_______________under Uniform Transfers
(Minor)
to Minors Act_______________________________
(State)
Additional abbreviations may also be used though not in the above list.
     FOR VALUE RECEIVED,                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

SALES:           J. NAPOLITANO 212-269-0339X2

/ ETHER 7 / LIVE JOBS / S / SYNCHRONOSS 23603 BK

PRODUCTION COORDINATOR: TODD DEROSSETT
931-490-1720
PROOF OF MAY 11, 2006
SYNCHRONOSS TECHNOLOGIES, INC.
TSB 23603 BK

Operator:                    Ron

New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:           OK AS IS            OK WITH CHANGES            MAKE CHANGES AND SEND ANOTHER PROOF